                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         OF FLAG TELECOM GROUP LIMITED

    This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2002 of FLAG Telecom Group Limited (the "Issuer").

    I, Patrick Gallagher, the Chief Executive Officer of Issuer certify that:

    (i) the Form 10-Q fully complies with the requirements of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

    (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: July 3, 2003.

                                                       /s/ PATRICK GALLAGHER
                                                       --------------------------------
                                                       Name:  Patrick Gallagher